UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 _________________________________________

FORM 8-K
_________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2017
 _________________________________________

NEENAH PAPER, INC.
(Exact Name Of Registrant As Specified In Charter)
_______________________________________

Delaware	001-32240	20-1308307
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3460 Preston Ridge Road

Alpharetta, Georgia 30005

(Address of principal executive offices, including zip code)

(678) 566-6500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ATLANTA:4699782.1

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 23, 2017, the following proposals were submitted to stockholders at the 2017 Annual Meeting of Stockholders of Neenah Paper, Inc. (the “Company”):

1.	A proposal to elect three Class I directors to serve for three years and until their successors are duly elected and qualified;

2.	A proposal to approve an advisory vote on the Company’s executive compensation;

3.	A proposal to approve the frequency of advisory votes on the Company's executive compensation; and

4.	A proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

Each of the director nominees was elected, the Company’s executive compensation was approved on an advisory basis, the frequency of advisory votes the Company's executive compensation will be annual, and the selection of Deloitte & Touche LLP was ratified. The number of votes cast for, withheld from, abstentions and broker non-votes with respect to each matter voted upon are set forth in the tables below:
Board of Director Election Results

Nominee	Votes for	Votes Against	Abstentions	Broker non-votes
John P. O'Donnell	14,033,422	143,892	9,261	1,554,336

William M. Cook	13,948,430	228,954	9,191	1,554,336

Philip C. Moore	13,770,185	407,008	9,382	1,554,336
Advisory Vote on Executive Compensation

Votes for	Votes against	Abstentions	Broker non-votes
13,662,341	480,533	43,681	1,554,336

Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstentions	Broker non-votes
11,442,771	29,820	2,699,891	14,093	1,554,336

Ratification of Independent Public Accounting Firm

Firm	Votes for	Votes against	Abstentions
Deloitte & Touche	15,297,995	422,912	20,004
Item 8.01 Other Events
On May 25, 2017, Neenah Paper, Inc. (the “Company”) the Company announced that its Board of Directors authorized the renewal of the Company's annual share repurchase program that would allow the Company to repurchase up to $25 million of its outstanding common stock through May 31, 2018. Purchases by the Company under the program may be made from time to time in the open market or in privately negotiated transactions in accordance with the requirements of applicable law. The timing and amount of any purchases will depend on share price, market conditions and other factors. The program does not require the Company to purchase any specific number of shares and may be suspended or discontinued at any time.
The press release announcing the stock repurchase program is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits:
Exhibit No.         Description of Exhibit
99.1            Press release dated May 25, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH PAPER, INC.
(Registrant)
Date: May 25, 2017	/s/ Steven S. Heinrichs
Steven S. Heinrichs Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.         Description of Exhibit
99.1            Press release dated May 25, 2017

EXHIBIT 99.1